Exhibit 10.03


                         HIGHLAND COMMUNICATIONS, L.L.C.
                              MAIN AT WATER STREET
                              COUDERSPORT, PA 16915


                                 August 12, 1998


Adelphia Communications Corporation
Main at Water Street
Coudersport, Pennsylvania  16915

      Re: Purchase of Shares of Adelphia Communications Corporation's Class A Common Stock, $.01 par value per share (the "Common Stock")

Gentlemen:

         The undersigned hereby agrees to purchase directly from you, and you agree to sell to the undersigned, upon the terms and subject to the conditions set forth herein, an aggregate of 4,090,315 shares (the "Shares") of Common Stock of Adelphia Communications Corporation, a Delaware corporation (the "Company"), at a purchase price of $30.56 per share. Each capitalized term used herein without being defined herein shall have the meaning ascribed to it in the U.S. Underwriting Agreement, of even date herewith, among the Company and Smith Barney Inc., Goldman, Sachs & Co., NationsBanc Montgomery Securities LLC, Credit Suisse First Boston Corporation, Lehman Brothers, Inc. and TD Securities (USA) Inc., with respect to the offering and sale of 3,280,000 shares (excluding the over-allotment option) of Common Stock (the "U.S. Underwriting Agreement").

         The parties hereto agree that the undersigned is entitled to rely on the representations and warranties made by the Company in the U.S. Underwriting Agreement; provided, however, that the undersigned represents and warrants to the Company that such representations and warranties are true and correct to the best of its knowledge.

         The purchase and sale of the Shares as contemplated hereby shall take place on the Closing Date concurrently with the closing on the Common Stock with the Representatives and the Lead Managers. No commissions or discounts shall be paid to any placement agent for such purchase or sale of the Shares. The Shares shall be purchased and shall be held for investment.

         The obligations of the parties hereto are conditioned upon the concurrent closing on the purchase and sale of the Common Stock as contemplated by the U.S. Underwriting Agreement and the International Underwriting Agreement. This Agreement shall be terminated without liability on the part of any party hereto in the event that the U.S. Underwriting Agreement or the International Underwriting Agreement are terminated.

         This Agreement shall be effective upon execution and delivery, by the parties thereto, of the U.S. Underwriting Agreement and the International Underwriting Agreement.

         This Agreement may be executed in one or more counterparts each of which, taken together, shall constitute one and the same agreement.

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         This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

                                Very truly yours,

                                                HIGHLAND COMMUNICATIONS, L.L.C.


                                                 By:  /s/ Timothy J. Rigas
                                                 Name: Timothy J. Rigas
                                                 Title:




Agreed to and accepted by on this 12th day of August, 1998.

ADELPHIA COMMUNICATIONS CORPORATION


By: /s/ James R. Brown
Name: James R. Brown
Title: Vice President, Finance